UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  November 28, 2005



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                 36-4150422
------------------------      --------------------           ---------------
(State or other juris-        (Commission File               (IRS Employer
diction of incorporation)     Number)                        Identification
                                                             No.)



     200 East Randolph Drive, Chicago, IL                       60601
     ------------------------------------                    ----------
    (Address of Principal Executive Offices)                 (Zip Code)



     Registrant's telephone number, including area code:  (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Jones Lang LaSalle Incorporated (the "Company") today announced that its wholly-owned subsidiary, Spaulding & Slye Acquisition Corp. ("Acquisition Subsidiary") has entered into an agreement ("Agreement") dated as of November 26, 2005 with Spaulding and Slye Partners LLC to acquire all of the outstanding membership interests of Spaulding and Slye LLC, a Delaware limited liability company engaged in providing a wide range of commercial real estate services worldwide. The Company has guarantied the performance of the obligations of the Acquisition Subsidiary under the Agreement.

      The closing of the transaction is subject to regulatory approval and the satisfaction of customary closing conditions. The purchase price for the transaction is payable as follows: (i) $150,000,000 at closing; (ii) subject to certain contract provisions, $20,000,000 on January 2, 2008 and $15,000,000 on December 31, 2008; and (iii) an earn-out amount to be determined, which will be contingent upon the achievement of certain aggregate target revenues for the period from January 1, 2006 through December 31, 2008, on or about March 31, 2009.


ITEM 7.01   REGULATION FD DISCLOSURE

      Additional information of the registrant is attached as Exhibits 99.1 (Press Release dated November 28, 2005) and 99.2 (Investor Relations Presentations dated November 28, 2005) to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

      NOTE: The information in this Item (including the Exhibits) shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            The following Exhibits are included with this Report:

            99.1 Press Release issued by Jones Lang LaSalle Incorporated on November 28, 2005

            99.2 Investor Relations Presentation made by Jones Lang LaSalle Incorporated on November 28, 2005


                       ------------------------------

      The forward-looking statements contained in this report are based on current expectations, estimates, projections and assumptions made by management. While the Company's management believes the assumptions underlying its forward-looking statements are reasonable, such information is subject to uncertainties and may involve certain risks, many of which are difficult to predict and beyond management's control. As such, these statements are not guarantees of future performance, results or events. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.







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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 28, 2005             JONES LANG LASALLE INCORPORATED



                                    By:    /s/ Lauralee E. Martin
                                           ------------------------------
                                    Name:  Lauralee E. Martin

                                    Its:   Executive Vice President
                                           and Chief Operating and
                                           Financial Officer



















































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


                                EXHIBIT INDEX
                                -------------



EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press Release issued by Jones Lang LaSalle Incorporated on November 28, 2005


99.2 Investor Relations Presentation made by Jones Lang LaSalle Incorporated on November 28, 2005
























































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